UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CTI BioPharma Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ON FEBRUARY 10, 2017, CTI BIOPHARMA CORP. (THE “COMPANY”) WILL PUBLISH IN ITALY A PRELIMINARY NOTICE OF CALL REGARDING THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS, WHICH IS EXPECTED TO BE HELD ON MAY 16, 2017 (THE “PRELIMINARY NOTICE OF CALL”). THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE PRELIMINARY NOTICE OF CALL.
ENGLISH TRANSLATION OF PRELIMINARY NOTICE OF CALL
CTI BIOPHARMA CORP.
Registered office: 3101 Western Avenue, Suite 600
Seattle, Washington 98121, United States of America
Preliminary notice of call of Annual Meeting of Shareholders expected to be held on May 16, 2017
To our Shareholders:
The Annual Meeting of Shareholders (the “Annual Meeting”) of CTI BioPharma Corp., a Washington corporation (the “Corporation”), is expected to be held on May 16, 2017, at 10:00 a.m. (Seattle, Washington time) at the Corporation’s headquarters at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, to resolve upon the following matters:

1.	to elect directors to the Corporation’s Board to serve one-year terms;

2.
to approve an amendment to the Corporation’s amended and restated articles of incorporation to increase the total number of authorized shares from 41,533,333 to 81,533,333 and to increase the total number of authorized shares of common stock from 41,500,000 to 81,500,000;

3.	to approve the Corporation's 2017 Equity Incentive Plan having 2,500,000 shares available for issuance thereunder;

4.	to ratify the selection of Marcum LLP as the Corporation’s independent auditors for the year ending December 31, 2017;

5.	to approve, by non-binding advisory vote, the compensation of the Corporation’s named executive officers[1];

6.	to provide an advisory vote to determine whether an advisory vote on executive compensation should occur every one, two or three years;

7.
to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 6; and

8.	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

1As defined and identified according to Item 402 of Regulation S-K under U.S. federal securities regulations.

The items of the agenda are subject to possible amendments by the board of directors, and such amendments would be reflected in the final notice of call of the annual shareholders meeting.

Our shareholders (the “Shareholders”) are cordially invited to attend the Annual Meeting. Shareholders of record at the close of business on March 15, 2017, the record date established by the Board (the “Record Date”), will be entitled to vote at the Annual Meeting. The Shareholders will have the right to exercise their voting rights at the Annual Meeting even if the date of the Annual Meeting is adjourned or postponed, so long as the date of such adjourned or postponed meeting is held on or before September 13, 2017. A complete list of the Shareholders that will be receiving the call notice of the Annual Meeting and have the right to exercise their voting rights will be available for review by the Shareholders for any reason concerning the Annual Meeting at the office of the Secretary of the Corporation at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, beginning ten days prior to the Annual Meeting.
The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”) may obtain from the intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Annual Meeting (the “Certification”), which is to be presented to the Corporation to attend the Annual Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail by submitting the proxy card, which will be included in the Corporation’s proxy statement and will be available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov and the Corporation’s website at www.ctibiopharma.com. Shareholders must duly fill in and execute the proxy card and deliver it to the Corporation’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name printed on the Certification.
Please note that the Corporation expects that the definitive proxy statement will be available on or about March 24, 2017 on the SEC’s website at www.sec.gov and on the Corporation’s website at www. ctibiopharma.com, and in paper form at the Depositary Banks and at the office of the Italian branch of the Corporation’s Italian legal counsel, Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli), at Via Dante 7, 20123 Milan. The Corporation will make available a preliminary proxy statement on or about March 8, 2017. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be resolved upon at the Annual Meeting, which will be described in greater detail in the proxy statement.
To obtain the quorum required at the Annual Meeting and to validly resolve upon any or all of the proposals to be presented to shareholders at the Annual Meeting and to facilitate voting regarding such matters, the Corporation has requested certain Italian banks-unless otherwise instructed by the relevant Shareholders-to make book-entry transfers of the Corporation’s shares, in all or in part, held in the name of and in the customers’ account by such banks, to an account opened in the name of the same banks at a U.S. broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange (the “NYSE”), this transfer permits the Corporation to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at the Annual Meeting for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. Even if the Italian banks agree to perform the transfer described above, the Italian Shareholders will have the right to provide instructions to the U.S. broker-dealer to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, should any Shareholder not exercise its voting right or give separate voting instructions on or before the date of the Annual Meeting, the transferred shares will be voted by the U.S. broker-dealers pursuant to the discretionary authority granted them under Rule 452 of the NYSE.
Any Shareholder that is a resident of Italy may also vote via Internet or by telephone if his or her shares are held directly by a U.S. broker-dealer’s account in the Shareholder’s name before or on the Record Date. Once the shares are held by a U.S. broker-dealer, the Shareholder may receive the Annual Meeting documentation at his or her address, together with a security code to be used for voting (i) on the website: www.proxyvote.com or (ii) by calling the telephone number provided on the proxy card included in the proxy statement. The Shareholders are invited to contact their Depositary Bank to understand the procedure associated with the transfer by any Shareholder to a U.S. broker-dealer’s account. Please note that the costs derived from the transfer, including those debited or claimed by the U.S. broker-dealer for the management of the account in the United States, shall be borne by the Shareholder requesting the transfer of his or her shares.
The Italian Shareholders may also request to be registered in the Corporation’s shareholder ledger at any time as a record holder. The Italian Shareholders are invited to contact their bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with an ownership certification) to the Corporation’s transfer agent, the removal of the shares from Monte Titoli’s account and transfer of the shares to the United States directly in name of the Italian Shareholder. Please note that registration in the Corporation’s shareholders ledger may limit the disposal rights related to the shares or make its exercise more complex.

The Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Annual Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of the Board of Directors

/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance & Administration

February 10, 2017
The Corporation will file a proxy statement and other documents regarding the Annual Meeting described in this Preliminary Notice of Call of Annual Meeting of Shareholders with the SEC. The Corporation’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Corporation, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Corporation’s definitive proxy statement when available, and other documents filed by the Corporation with the SEC, at the SEC’s website (www.sec.gov), on the Corporation’s website (www.ctibiopharma.com), in paper form at the Depositary Banks and at the office of the Corporation’s Italian legal counsel, Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli), at Via Dante 7, 20123 Milan.